Exhibit 99.1

NEW RIVER PHARMACEUTICALS

NEW RIVER PHARMACEUTICALS

0

Wells Fargo Securities LLC
Healthcare Conference 2005

RJ Kirk (Chairman and CEO)

Krish Krishnan (CFO/COO)

Forward Looking Statements

This presentation may contain forward-looking statements that reflect management’s current views as to the Company’s clinical trials, regulatory approval process, product development, research programs and other future events and operations. These forward-
looking statements involve uncertainties and risks that are
detailed in the Company’s final prospectus filed with the SEC on
August 5, 2004, under Rule 424(b) of the Securities Act of 1933 as well as other public filings with the SEC. Actual results could differ materially from these forward-looking statements.

Investment Thesis

A platform technology yielding

proprietary products that offer significant clinical

advantages with low technical risk and

short development pathway, facing timely market

demand, in a favorable regulatory climate.

Conditionally Bioreversible Derivatives

A

C

A

A

A

A

A

A

A

A

Within the therapeutic
Window

At high doses

C

C

C

C

A

A

A

A

C

A

C

   (Hydrolysis, Absorption) = fn (dosage)

CONJUGATE

ACTIVE

A

A

A

A

A

A

A

A

Illustrative

Elimination

Metabolism

Recent Events

Successful completion of NRP104 collaboration agreement with Shire
Pharmaceuticals (“Shire”)

Anticipate filing a New Drug Application (NDA) on NRP104 by end of
2005

Anticipate filing the Investigational New Drug Application (IND) on
NRP290, a conditionally bioreversible derivative of hydrocodone, in 2Q
2005

Pursuing partnering discussions on NRP369, a conditionally bioreversible derivative of oxycodone

Anticipate filing the IND on NRP369 by 4Q 2005

Pipeline of research projects

Collaboration Agreement with Shire

New River primarily responsible for clinical and manufacturing development

Shire primarily responsible for commercialization; leverages Shire’s
CNS expertise and leadership in ADHD market

Global product potential

Profit share arrangement in US (generally, 75/25 for first two years, shared equally thereafter)

Financial terms:

$50M upon signing

$50M upon acceptance of NDA filing

Up to $300M in milestone payments depending upon product labeling

$100M bonus if specific sales target reached

ROW low double-digit royalty

NRP104

1400
1200
1000
800
600
400
200
0
Concentration (ng/ml)
0
20
40
60
80
Time (minutes)
Amphetamine
NRP104

7

NRP104: Abuse Resistance
Intranasal Administration

Amphetamine blood levels following intranasal administration of equal doses of amphetamine or NRP104 in rats.  Only small amounts (less than 10%) of amphetamine were released from NRP104.

NEW RIVER
PHARMACEUTICALS

250
200
150
100
50
0
Concentration (ng/ml)
0
20
40
60
80
100
120
Time (minutes)
Amphetamine
NRP104

8

NRP104: Abuse Resistance
Intravenous Administration

Amphetamine blood levels following intravenous administration of equal doses of amphetamine or NRP104 in rats.  Only small amounts (less than 10%) of amphetamine were released from NRP104.

NRP104: Abuse Resistance
“Kitchen Test”

0%

Saturated

Baking Soda

0%

Conc. NaOH

0%

Conc. HCL

0%

0%

0%

NRP104

Saturated

Baking Powder

Tap Water

Vinegar

Samples were heated at boiling for 60 minutes.

% release of amphetamine from conjugate

Range of pH from acidic to basic

NEW RIVER
PHARMACEUTICALS

14000
12000
10000
8000
6000
4000
2000
0
Plasma Amphetamine
Concentration (ng/mL)
0
1
2
3
4
5
6
7
8
Hours
Amphetamine
NRP104

10

NRP104: Acute Toxicity

Lethal Dose = 60mg/kg;

LD50 was not achieved at 1000mg/kg.  Tests were
stopped.

98.3 mg/kg

LD50

CW-Amphetamine

Amphetamines

NRP104 Development

Enrollment in pivotal Phase 3 study of NRP104 in children aged 6-12 years with Attention Deficit Hyperactivity Disorder (ADHD) completed

Phase 2 clinical study for NRP104 completed

Results from the NRP104 dose proportionality meet desired objective of establishing proportionality among the three doses in healthy adult volunteers

Results from NRP104 pharmacokinetic food/fast studies meet desired objectives. Treatment under fed conditions and in solution were bioequivalent to the treatment under fasting conditions

NRP104.201 (Study Design)

A double-blind, placebo- and active-controlled, randomized,

3-way crossover study with a 3-week open-label dosing optimization period

Screening/
Washout

3 weeks open-label
dose titration on
Adderall XR (10, 20,
or 30 mg)

Randomized DB Crossover

(1 Rx per week)

Placebo

Adderall XR (10, 20, or 30 mg)

NRP104 (30, 50, or 70 mg)

Study

Exit

Patient Eligibility

Children with either hyperactive or combined type of ADHD

Age 6 to 12 inclusive

On stable and daily doses of amphetamine or methylphenidate treatment

NRP104.201 (Patient Disposition and Measures)

A=NRP104 30 mg, Adderall XR 10 mg, or
placebo

B=NRP104 50 mg, Adderall XR 20 mg, or
placebo

C=NRP104 70 mg, Adderall XR 30 mg, or
placebo

Optimal Dose Cohorts

Total Enrolled = 52 (2 patients terminated from the study within the 1st DB week)

Physical Exams

CGI

Vital Signs

PERMP

Adverse Events

SKAMP

Safety Measures

Efficacy Measures

Mean Score
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
Deportment (primary endpoint)
Inattentiveness
NRP104
AXR
Placebo

Mean Score
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
Cohort A
Cohort B
Cohort C
NRP104
AXR
Placebo

14

NRP104.201 Efficacy (Primary)

SKAMP LS (Mean Across Assessment Day)

(*  p<.0001 compared to placebo)

*

*

*

*

SKAMP Deportment (Mean Across Assessment Day)

By Optimal Dose Cohort

(*  p<.05 compared to placebo

** p<.0001 compared to placebo)

*

*

**

**

**

**

NEW RIVER
PHARMACEUTICALS

Time Course of SKAMP: Least-square means (S.E.)
Deportment
Inattention
SKAMP Score Average (per item)
3.0
2.0
1.0
0.0
1.0 (1)
2.0 (2)
3.0 (3)
4.5 (4)
6.0 (5)
8.0 (6)
10.0 (7)
12.0 (8)
Time (hr) Post Dose (Session No.)
NRP104
Adderall XR
Placebo

15

NRP104.201 Efficacy (Duration of Action)

NRP104.201 Safety (Adverse Events)

MedDRA (7.1) with > 2 % patients reporting
under treatment

during A Double-Blind Period

2

2

8

Insomnia

0

4

6

Decreased Appetite

0

0

4

Anorexia

4

2

0

Vomiting

2

4

0

Abdominal Pain Upper

Placebo
(n=52)

Adderall
XR (n=50)

NRP104
(n=50)

Preferred Term

% of Patients Experiencing Adverse
Events

MedDRA (7.1) with > 5 % patients reporting under Adderall XR during A TITRATION WEEK

4

6

Week 3+ (n=52)

15

14

Titration
Period

10

6

Headache

4

8

Decreased
Appetite

Week 2 (n=52)

Week 1 (n=52)

Preferred Term

NRP104.201 (Conclusion)

Both NRP104 and Adderall XR are highly effective compared to placebo, as shown by the primary and secondary endpoints

The onset of significant therapeutic effect occurred within 2 hours post morning dose for both NRP104 and Adderall XR on all of the measures, compared to placebo

The significant therapeutic effects of NRP104 continued throughout the last assessment time point (i.e., 12 hours post morning dose), compared to placebo, yielding a 12-hour duration of drug action

We believe the study results show that efficacy of NRP104 when compared to placebo and Adderall XR when compared to placebo were similar in terms of primary and secondary endpoints and should support the filing for the inclusion of a dose conversion table in the label of
NRP104

We believe that NRP104 was well tolerated in this study with adverse events of a nature consistent with those in the approved labeling for
Adderall XR and other stimulant therapies